UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 31, 2006

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)

(920) 751-7777
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

        On January 31, 2006, Banta Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fourth quarter and full year financial results for the periods ended December 31, 2005. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

Use of Non-GAAP Measures

        The Company reports its financial results of operations in accordance with generally accepted accounting principles (“GAAP”). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Press Release include the Company’s 2005 fourth quarter and full year earnings from continuing operations and diluted earnings per share from continuing operations excluding a tax expense associated with the Company’s repatriation of accumulated foreign earnings. The Company has also provided in the Press Release an estimate of the effect that the expensing of stock options would have had on diluted earnings per share from continuing operations in 2005 had the Company expensed stock options in 2005. Management believes it is useful for investors to understand how its core operations performed without the effects of these expenses.

        In the Company’s judgment, excluding the these expenses from the Company’s 2005 financial results allows investors to trend, analyze and benchmark in a meaningful manner the performance of the Company’s core operations. In addition, the Company believes that providing earnings from continuing operations and diluted earnings per share from continuing operations excluding these expenses provides another useful comparison of the Company’s operational performance in 2005 to the comparable periods in 2004 and expected performance in 2006. Many of the Company’s internal performance measures exclude these expenses to enable meaningful trending of core operating metrics over an extended period of time. The Company has provided within the Press Release a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The non-GAAP financial measures included in the Press Release are intended to supplement the reader’s overall understanding of the Company’s current financial performance and its prospects for the future. However, the non-GAAP financial measures are not intended to supersede or replace the Company’s GAAP results or expectations.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Banta Corporation, dated January 31, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: January 31, 2006	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and Secretary

BANTA CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated January 31, 2006

Exhibit
Number

(99.1)	Press Release of Banta Corporation, dated January 31, 2006.